EXHIBIT 32



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      In connection with the Annual Report of Elemental Protective Coatings
Corp. (the "Company") on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission (the "Report"), Gilles Trahan, the Principal Executive Officer and Martin Baldwin the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


March 30, 2010                      By: /s/ Gilles Trahan
                                        -----------------------------------
                                        Gilles Trahan, Principal Executive
                                           Officer


March 30, 2010                      By: /s/ Martin Baldwin
                                        -----------------------------------
                                        Martin Baldwin, Principal Financial
                                           Officer